Exhibit 10.3

FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of March 12, 2018, among Navios Maritime Holdings Inc., a Marshall Islands corporation, (the “Company”), Navios Maritime Finance II (US) Inc., a Delaware corporation (together with the Company, the “Co-Issuers”), Asteroid Shipping S.A., Cloud Atlas Marine S.A., Heodor Shipping Inc. and Navios Containers Management Inc., each a Marshall Islands corporation and an indirect wholly owned subsidiary of the Company (each, a “Guaranteeing Subsidiary”), the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”) and as collateral trustee (or its permitted successor) under the Indenture referred to below (the “Collateral Trustee”).

WITNESSETH

WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of November 21, 2017 providing for the issuance of 11.25% Senior Secured Notes due 2022 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this First Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary, the Co-Issuers and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.

3. NEW YORK LAW TO GOVERN. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4. COUNTERPARTS. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

6. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Co-Issuers.

[Signature Pages Follow]

[Signature Page to First Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, all as of the date first above written.

ASTEROID SHIPPING S.A., as Guarantor

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: Director/Secretary

CLOUD ATLAS MARINE S.A., as Guarantor

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: Director/Secretary

HEODOR SHIPPING INC., as Guarantor

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: Director/Secretary

NAVIOS CONTAINERS MANAGEMENT INC., as Guarantor

By.	/s/ PANAGIOTIS PITER KALLIFIDAS
Name: Panagiotis Piter Kallifidas
Title: Director/Secretary

NAVIOS MARITIME HOLDINGS INC.

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: Executive Vice President, Legal

[Signature Page to First Supplemental Indenture]

NAVIOS MARITIME FINANCE II (US) INC.

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: President

LAVENDER SHIPPING CORPORATION, as Guarantor

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: President/Director

NAVIOS ASIA LLC, as Guarantor

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: Manager

JASMINE SHIPPING CORPORATION IRIS SHIPPING CORPORATION, as Guarantors

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: Treasurer/Director

EMERY SHIPPING CORPORATION, as Guarantors

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: President/Director

[Signature Page to First Supplemental Indenture]

TRIANGLE SHIPPING CORPORATION ESMERALDA SHIPPING CORPORATION, as Guarantors

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: President

ROSELITE SHIPPING CORPORATION SMALTITE SHIPPING CORPORATION, as Guarantors

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: President/Director

MOTIVA TRADING LTD, as Guarantor

By.	/s/ ANNA KALATHAKIS
Name: Anna Kalathaki
Title: Director and Treasurer/Secretary

DIESIS SHIPMANAGEMENT LTD

MANDORA SHIPPING LTD

SOLANGE SHIPPING LTD.

TULSI SHIPMANAGEMENT CO.

CINTHARA SHIPPING LTD

RAWLIN SERVICES COMPANY

MAUVE INTERNATIONAL S.A.

AQUIS MARINE CORP.

FAITH MARINE LTD.

VECTOR SHIPPING CORPORATION

ARAMIS NAVIGATION INC.

DUCALE MARINE INC.

HIGHBIRD MANAGEMENT INC.

RED ROSE SHIPPING CORP.

GINGER SERVICES CO.

QUENA SHIPMANAGEMENT INC.

ASTRA MARITIME CORPORATION

PRIMAVERA SHIPPING CORPORATION

PUEBLO HOLDINGS LTD

BEAUFIKS SHIPPING CORPORATION

[Signature Page to First Supplemental Indenture]

ROWBOAT MARINE INC.

CORSAIR SHIPPING LTD.

PHAROS NAVIGATION S.A.

SIZZLING VENTURES INC.

SHIKHAR VENTURES S.A.

TAHARQA SPIRIT CORP.

RHEIA ASSOCIATES CO.

RUMER HOLDING LTD.

KLEIMAR NV

NAV HOLDINGS LIMITED

NAVIOS CORPORATION

ANEMOS MARITIME HOLDINGS INC.

NAVIOS SHIPMANAGEMENT INC.

AEGEAN SHIPPING CORPORATION

ARC SHIPPING CORPORATION

MAGELLAN SHIPPING CORPORATION

IONIAN SHIPPING CORPORATION

APOLLON SHIPPING CORPORATION

HERAKLES SHIPPING CORPORATION

ACHILLES SHIPPING CORPORATION

KYPROS SHIPPING CORPORATION

HIOS SHIPPING CORPORATION

MERIDIAN SHIPPING ENTERPRISES INC.

MERCATOR SHIPPING CORPORATION

HORIZON SHIPPING ENTERPRISES CORPORATION

STAR MARITIME ENTERPRISES CORPORATION

NAVIOS HANDYBULK INC.

NAVIOS INTERNATIONAL INC.

NOSTOS SHIPMANAGEMENT CORP.

PORTOROSA MARINE CORP.

WHITE NARCISSUS MARINE S.A.

HESTIA SHIPPING LTD.

SERENITY SHIPPING ENTERPRISES INC.

ALPHA MERIT CORPORATION

THALASSA MARINE S.A., as Guarantors

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

[Signature Page to First Supplemental Indenture]

KLEIMAR LTD., as Guarantor

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: Secretary and Director

NAVIMAX CORPORATION, as Guarantor

By.	/s/ SHUNJI SASADA
Name: Shunji Sasada
Title: President

NAVIOS TANKERS MANAGEMENT INC., as Guarantor

By.	/s/ ALEXANDROS LAIOS
Name: Alexandros Laios
Title: Secretary/Director

[Signature Page to First Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ TINA D. GONZALEZ
Name: Tina D. Gonzalez
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ TINA D. GONZALEZ
Name: Tina D. Gonzalez
Title: Vice President

[Signature Page to First Supplemental Indenture]